united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of principal executive offices)

(Zip code)

Zachary P. Richmond

Ultimus Fund Solutions, LLC

225 Pictoria Drive. Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant's telephone number, including area code: 513-587-3400

Date of fiscal year end: 03/31

Date of reporting period: 03/31/21

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Absolute Core Strategy ETF (ABEQ)

NYSE Arca, Inc.

Annual Report

March 31, 2021

Absolute Investment Advisers LLC
4 North Street, Suite 2
Hingham, MA 02043

Telephone: 1-833-CORE ETF (267-3383)

Absolute Core Strategy ETF

Management’s Discussion of Fund Performance (Unaudited)

For the year ending March 31, 2021, the Absolute Core Equity ETF (ABEQ) returned 31.02%. By comparison, the S&P 500 Index returned 56.35%. These figures reflect a reflation of financial markets following the pandemic driven market drawdown in Q1 2020.

Dupont De Nemours, Berkshire Hathaway, and Corteva were larger gainers in the Fund during the period. Liberty Global, Kirkland Lake Gold, and Equity Commonwealth were detractors.

Our belief is that there is too much air and fragility underneath the market, a caution nobody wants to hear. We see disconnects everywhere between price and value. The total debt-to-GDP ratio across the entire U.S. economy stands at a record 365%. In just three quarters, the U.S. added as much debt to the country’s balance sheet as in the prior two decades combined - $77.4 trillion ($620,000 per household). At the 2000 technology bubble peak, the liability was $260,000 per household and at the peak of the 2007 housing bubble the ratio was $475,000. Perhaps this massive debt overhang explains the deflationary pressures that persist and why interest rates remain so low? We do not have the answer, but we know that these low rates can support elevated asset prices for a while.

Eventually, the underpinnings of low interest rates will wane when it becomes obvious that corporate profits can disappoint. The day will eventually arrive when profitless companies will no longer outperform those with solid business fundamentals. A credible plan to generate returns on invested capital and build future residual cash flow streams will be necessary, as markets can ignore fundamentals for only so long.

The key is to manage risk by continuously focusing on the quality of one’s investment and the price one pays. Timing market tops and bottoms is impossible, but one can assume that we are closer to a top than a bottom. We believe that valuations are so extreme that their starting point today represents limited future expected returns. As Jim Grant once warned, “The only permanent truth in finance is that people get bullish at the top and bearish at the bottom.” Therefore, if an investor can keep their head when all others are losing theirs, if one can wait and not be tired by waiting, if one can trust oneself when all men doubt them, yours is the Earth and everything that is in it.

1

Investment Results (Unaudited)

Average Annual Total Returns(a)

(for the periods ended March 31, 2021)

		Since Inception
	One Year	January 21, 2020
Absolute Core Strategy ETF — NAV	31.02%	4.63%
Absolute Core Strategy ETF — Market	30.61%	4.67%
S&P 500 Total Return Index(b)	56.35%	18.32%

		Expense Ratios(c)
Gross		1.87%
With Applicable Waivers		0.88%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Absolute Core Strategy ETF (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (833) 267-3383.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performances would have been lower.

(b)	The S&P 500 Total Return Index (“Index”) is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)	The expense ratios which include acquired fund fees and expenses of 0.03%, are from the Fund’s prospectus dated July 29, 2020, which were estimated amounts for the Fund’s initial fiscal year. Absolute Investment Advisers, LLC (the “Adviser”) contractually has agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 0.85% through July 31, 2023. This expense cap may not be terminated prior to this date except by the Board of Trustees. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. Additional information pertaining to the Fund’s expense ratios (not including acquired fund fees and expenses) as of March 31, 2021 can be found in the financial highlights.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month by calling (833) 267-3383.

The Fund is distributed by Northern Lights Distributors, LLC, member FINRA/SIPC.

2

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the

Absolute Core Strategy ETF and the S&P 500 Total Return Index

The chart above assumes an initial investment of $10,000 made on January 21, 2020 (commencement of operations) and held through March 31, 2021. The S&P 500 Total Return Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (833) 267-3383. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

The Fund is distributed by Northern Lights Distributors, LLC, member FINRA/SIPC.

3

Portfolio Illustration (Unaudited)

March 31, 2021

The following chart gives a visual breakdown of the Fund’s holdings as a percentage of net assets.

Absolute Core Strategy ETF Holdings as of March 31, 2021(a)

25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
4.72%
2.24%
7.98%
4.66%
18.83%
6.78%
1.80%
17.97%
5.25%
7.08%
3.68%
19.01%
Consumer Discretionary
Communications
Consumer Staples
Energy
Financials
Health Care
Industrials
Materials
Real Estate
Technology
Utilities
Other Assets in Excess of Liabilities

(a)	As a percent of net assets.

The investment objective of the Absolute Core Strategy ETF (the “Fund”) is positive absolute returns.

Portfolio holdings are subject to change.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

4

Absolute Core Strategy ETF
Schedule of Investments
March 31, 2021

	Shares	Fair Value
Common Stocks — 80.99%

Canada — 13.23%
Energy — 4.66%
Enbridge, Inc.	58,733	$2,137,881

Materials — 8.57%
Agnico Eagle Mines Ltd.	23,293	1,346,569
Barrick Gold Corp.	58,398	1,156,280
Kirkland Lake Gold Ltd.	22,449	758,776
Pan American Silver Corp.	22,377	671,981
		3,933,606
Total Canada		6,071,487

Ireland — 2.22%
Health Care — 2.22%
Medtronic PLC	8,609	1,016,981

Total Ireland		1,016,981

United Kingdom — 4.59%
Consumer Staples — 4.59%
Diageo PLC - ADR	5,148	845,353
Unilever PLC - ADR	22,643	1,264,159
		2,109,512
Total United Kingdom		2,109,512

United States — 60.95%
Communications — 2.24%
Comcast Corp., Class A	18,974	1,026,683

Consumer Discretionary — 4.72%
Graham Holdings Co., Class B	1,012	569,189
Starbucks Corp.	8,875	969,772
TJX Cos., Inc. (The)	9,460	625,779
		2,164,740
Consumer Staples — 3.39%
Ingredion, Inc.	17,279	1,553,727

Financials — 18.83%
Alleghany Corp.(a)	1,615	1,011,458
Berkshire Hathaway, Inc., Class B(a)	15,337	3,918,143
Loews Corp.	44,550	2,284,524
Travelers Cos., Inc. (The)	9,500	1,428,800
		8,642,925

See accompanying notes which are an integral part of these financial statements.

5

Absolute Core Strategy ETF
Schedule of Investments (continued)
March 31, 2021

	Shares	Fair Value
Common Stocks — (continued)

United States — (continued)
Health Care — 4.56%
Pfizer, Inc.	39,813	$1,442,426
UnitedHealth Group, Inc.	1,602	596,056
Viatris, Inc.(a)	3,988	55,712
		2,094,194
Industrials — 1.80%
Expeditors International of Washington, Inc.	5,327	573,665
Mueller Water Products, Inc. - Series A	18,010	250,159
		823,824
Materials — 9.40%
Corteva, Inc.	39,704	1,851,000
DuPont de Nemours, Inc.	31,897	2,465,001
		4,316,001
Real Estate — 5.25%
Equity Commonwealth	49,899	1,387,192
Jones Lang LaSalle, Inc.	5,701	1,020,707
		2,407,899
Technology — 7.08%
Cerner Corp.	17,690	1,271,557
Cisco Systems, Inc.	27,798	1,437,435
Guidewire Software, Inc.(a)	5,311	539,757
		3,248,749
Utilities — 3.68%
Dominion Energy, Inc.	22,201	1,686,388

Total United States		27,965,130

TOTAL COMMON STOCKS (Cost $32,278,718)		37,163,110

Total Investments — 80.99% (Cost $32,278,718)		37,163,110

Other Assets in Excess of Liabilities — 19.01%		8,723,593

Net Assets — 100.00%		$45,886,703

(a)	Non-income producing security.

ADR - American Depositary Receipt.

See accompanying notes which are an integral part of these financial statements.

6

Absolute Core Strategy ETF
Statement of Assets and Liabilities
March 31, 2021

Assets
Investments in securities, at fair value (cost $32,278,718)	$37,163,110
Cash	9,115,607
Receivable for investments sold	1,601,232
Dividends receivable	26,617
Tax reclaims receivable	19,941
Total Assets	47,926,507
Liabilities
Payable for fund shares redeemed	1,975,689
Payable to Adviser, net of waiver	11,560
Payable to Administrator	7,161
Payable to trustees	207
Other accrued expenses	45,187
Total Liabilities	2,039,804
Net Assets	$45,886,703
Net Assets consist of:
Paid-in capital	41,662,214
Accumulated earnings	4,224,489
Net Assets	$45,886,703
Shares outstanding (unlimited number of shares authorized, no par value)	1,750,000
Net asset value per share	$26.22

See accompanying notes which are an integral part of these financial statements.

7

Absolute Core Strategy ETF
Statement of Operations
For the year ended March 31, 2021

Investment Income
Dividend income (net of foreign taxes withheld of 26,330)	$466,654
Total investment income	466,654
Expenses
Adviser	277,453
Administration	52,982
Chief Compliance Officer	27,952
Legal	23,109
Report printing	19,450
Custodian	19,041
Audit and tax	18,423
Trustee	13,541
Transfer agent	10,489
Pricing	772
Miscellaneous	32,125
Total expenses	495,337
Fees waived by Adviser	(217,326)
Net operating expenses	278,011
Net investment income	188,643
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	983,951
Foreign currency translations	1,177
Change in unrealized appreciation on:
Investment securities	7,054,329
Foreign currency translations	386
Net realized and unrealized gain (loss) on investment securities and foreign currency translations	8,039,843
Net increase in net assets resulting from operations	$8,228,486

See accompanying notes which are an integral part of these financial statements.

8

Absolute Core Strategy ETF
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Period Ended
	March 31, 2021	March 31, 2020(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$188,643	$27,729
Net realized gain (loss) on investment securities and foreign currency translations	985,128	(744,558)
Change in unrealized appreciation (depreciation) on investment securities and foreign currency translations	7,054,715	(2,169,937)
Net increase (decrease) in net assets resulting from operations	8,228,486	(2,886,766)
Distributions to Shareholders From:
Earnings	(212,839)	—
Total distributions	(212,839)	—
Capital Transactions
Proceeds from shares sold	21,233,292	25,037,624
Amount paid for shares redeemed	(5,513,094)	—
Net increase in net assets resulting from capital transactions	15,720,198	25,037,624
Total Increase in Net Assets	23,735,845	22,150,858
Net Assets
Beginning of period	$22,150,858	$—
End of period	$45,886,703	$22,150,858
Share Transactions
Shares sold	875,000	1,100,000
Shares redeemed	(225,000)	—
Net increase in shares outstanding	650,000	1,100,000

(a)	For the period January 21, 2020 (commencement of operations) to March 31, 2020.

See accompanying notes which are an integral part of these financial statements.

9

Absolute Core Strategy ETF
Financial Highlights
(For a share outstanding during each period)

	For the	For the
	Year Ended	Period Ended
	March 31, 2021	March 31, 2020(a)
Selected Per Share Data:
Net asset value, beginning of period	$20.14	$25.00
Investment operations:
Net investment income (loss)	0.13	0.03
Net realized and unrealized gain (loss) on investments	6.10	(4.89)
Total from investment operations	6.23	(4.86)
Less distributions to shareholders from:
Net investment income	(0.15)	—
Total distributions	(0.15)	—
Net asset value, end of period	$26.22	$20.14
Market price, end of period	$26.23	$20.21
Total Return(b)	31.02%	(19.44	)% (c)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$45,887	$22,151
Ratio of net expenses to average net assets	0.85%	0.85	% (d)
Ratio of expenses to average net assets before waiver and reimbursement	1.51%	3.88	% (d)
Ratio of net investment income to average net assets	0.58%	1.40	% (d)
Portfolio turnover rate(e)	36%	30	% (c)

(a)	For the period January 21, 2020 (commencement of operations) to March 31, 2020.

(b)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates.

(c)	Not annualized.

(d)	Annualized.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes which are an integral part of these financial statements.

10

Absolute Core Strategy ETF
Notes to the Financial Statements
March 31, 2021

NOTE 1. ORGANIZATION

Absolute Core Strategy ETF (the “Fund”) was organized as a non-diversified series of Unified Series Trust (the “Trust”) on August 20, 2019, and is registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Absolute Investment Advisers LLC (the “Adviser”). The Adviser has retained St. James Investment Company, LLC (the “Sub-Adviser”) to serve as sub-adviser to the Fund. The investment objective of the Fund is to provide positive absolute returns.

Non-Diversification Risk – The Fund is non-diversified, which means it may invest a greater percentage of its assets in a fewer number of stocks as compared to other mutual funds that are more broadly diversified. As a result, the Fund’s share price may be more volatile than the share price of some other exchange traded funds, and the poor performance of an individual stock in the Fund’s portfolio may have a significant negative impact on the Fund’s performance.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the realized and unrealized

11

Absolute Core Strategy ETF
Notes to the Financial Statements (continued)
March 31, 2021

gain or loss from investments. Net realized gain (loss) on foreign currency translations on the Statement of Operations represents currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended March 31, 2021, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the year, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Distributions received from investments in real estate investment trusts (“REITs”) that represent a return of capital or capital gain are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates

12

Absolute Core Strategy ETF
Notes to the Financial Statements (continued)
March 31, 2021

are based on the most recent REIT distributions information available. Withholding taxes on foreign dividends and related reclaims have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, if any, at least semi-annually. The Fund intends to distribute its net realized long-term and short-term capital gains, if any, annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

For the fiscal year ended March 31, 2021, the Fund made the following reclassifications to increase (decrease) the components of net assets:

Accumulated
Paid-In Capital	Earnings (Deficit)
$904,392	$(904,392)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the

13

Absolute Core Strategy ETF
Notes to the Financial Statements (continued)
March 31, 2021

reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/ or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

In accordance with the Trust’s valuation policies, the Adviser and/or Sub-Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser and/or Sub-Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity

14

Absolute Core Strategy ETF
Notes to the Financial Statements (continued)
March 31, 2021

with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser and/or Sub-Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser and/or Sub-Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2021:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$37,163,110	$—	$—	$37,163,110
Total	$37,163,110	$—	$—	$37,163,110

(a)	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement with the Trust with respect to the Fund (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.85% of the Fund’s average daily net assets. The Adviser has hired the Sub-Adviser to manage the Fund’s assets on a day-to-day basis. The Sub-Adviser is paid by the Adviser. For the fiscal year ended March 31, 2021, before the waiver described below, the Adviser earned a fee of $277,453 from the Fund.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the 1940 Act; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred

15

Absolute Core Strategy ETF
Notes to the Financial Statements (continued)
March 31, 2021

in the ordinary course of the Fund’s business) do not exceed 0.85% of the Fund’s average daily net assets through July 31, 2023. For the fiscal year ended March 31, 2021, the Adviser waived fees of $217,326. At March 31, 2021, the Fund owed the Adviser $11,560.

Each fee waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date in which that particular waiver/ expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. As of March 31, 2021 the Adviser may seek repayment of investment advisory fees waived and expense reimbursements pursuant to the aforementioned conditions, from the Fund no later than the dates stated below:

Recoverable through
March 31, 2023	$59,995
March 31, 2024	217,326

Ultimus Fund Solutions, LLC (the “Administrator”) and its affiliate, Northern Lights Compliance Services, LLC (“Northern Lights”) provide the Fund with administration, fund accounting and compliance services, including all regulatory reporting. For the fiscal year ended March 31, 2021, the Administrator earned fees of $52,982 for administration services and $27,952 for compliance services. At March 31, 2021, the Fund owed the Administrator $7,161 for such services.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act. Each Independent Trustee of the Trust receives annual compensation of $2,510 per fund from the Trust, except that the Chairman of the Audit Committee, the Chairman of the Governance & Nominating Committee, and the Chairman of the Pricing & Liquidity Committee each receives annual compensation of $2,960 per fund from the Trust, and the Independent Chairman of the Board receives $3,160 per fund from the Trust. Independent Trustees also receive $1,000 for attending each special in-person meeting. Prior to January 1, 2021, these fees were $2,290 for non-chairmen and $2,740 for all chairmen. In addition, the Trust reimburses Independent Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

Northern Lights Distributors, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. The Distributor acts as the principal distributor of the Fund’s shares. The Administrator is the parent company of the Distributor. One Trustee and certain officers of the Trust are members of management and/or employees of the Distributor or Administrator. Officers are not paid for services to the Trust, however, the Fund pays Northern Lights, which compensates the Assistant Chief Compliance Officer.

16

Absolute Core Strategy ETF
Notes to the Financial Statements (continued)
March 31, 2021

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2021, purchases and sales of investment securities, other than short-term investments, were $9,019,608 and $11,323,660, respectively.

For the fiscal year ended March 31, 2021, purchases and sales for in-kind transactions were $16,530,586 and $4,161,524, respectively

For the fiscal year ended March 31, 2021, the Fund had in-kind net realized gain of $904,501.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended March 31, 2021.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. As of March 31, 2021, the Sub-Adviser owned 25.42% of the Fund’s outstanding shares. As a result, the Sub-Adviser may be deemed to control the Fund.

NOTE 7. CAPITAL SHARE TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units” of 25,000 shares. Only Authorized Participants or transactions done through an Authorized Participant are permitted to purchase or redeem Creation Units from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per share of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. In addition, the Fund may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades. A fixed fee payable to the Custodian may be imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). Transactions in capital shares for the Fund are

17

Absolute Core Strategy ETF
Notes to the Financial Statements (continued)
March 31, 2021

disclosed in the Statement of Changes in Net Assets. For the fiscal year ended March 31, 2021, the Fund received $7,000 and $0 in Fixed Fees and Variable Charges, respectively. The Transaction Fees for the Fund are listed in the table below:

Fixed Fee	Variable Charge
$250	2.00%*

*       The maximum Transaction Fee may be up to 2.00% of the amount invested.

NOTE 8. FEDERAL TAX INFORMATION

At March 31, 2021, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$5,431,715
Gross unrealized depreciation	(547,323)
Net unrealized appreciation on investments	$4,884,392
Tax cost of investments	$32,278,718

The tax character of distributions paid for the fiscal years ended March 31, 2021 was as follows:

Distributions paid from:
Ordinary income(a)	$212,839
Total distributions paid	$212,839

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At March 31, 2021, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,679
Accumulated capital and other losses	(664,968)
Unrealized appreciation on investments	4,884,778
Total accumulated earnings	$4,224,489

As of March 31, 2021, the Fund had short-term capital loss carryforwards available to offset future gains, not subject to expiration, in the amount of $664,968.

Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s March 31, 2021 year-end tax returns.

18

Absolute Core Strategy ETF
Notes to the Financial Statements (continued)
March 31, 2021

NOTE 9. CORONAVIRUS (COVID-19) PANDEMIC

The COVID-19 pandemic has caused financial markets to experience periods of increased volatility due to uncertainty that exists around its long-term effects. COVID-19 has resulted in varying levels of travel restrictions, quarantines, disruptions to supply chains and customer activity, leading to general concern and economic uncertainty. The full impact and duration of the pandemic cannot necessarily be foreseen. Management continues to monitor developments and navigate accordingly, further evaluating the anticipated impact to financial markets.

NOTE 10. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 11. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

19

Report of Independent Registered Public Accounting Firm

To the Shareholders of Absolute Core Strategy ETF and
Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Absolute Core Strategy ETF (the “Fund”), a series of Unified Series Trust, as of March 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2020.

COHEN & COMPANY, LTD.

Chicago, Illinois

May 27, 2021

20

Liquidity Risk Management Program (Unaudited)

The Fund has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board approved the appointment of the Liquidity Administrator Committee, comprising certain Trust officers and employees of the Adviser. The Liquidity Administrator Committee maintains Program oversight and reports to the Board on at least an annual basis regarding the Program’s operational effectiveness through a written report (the “Report”). The Program’s initial Report, which was presented to the Board for consideration at its meeting held on November 17, 2020, outlined the operation of the Program and the adequacy and effectiveness of the Program’s implementation. During the review period, the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the review period the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that the Program is reasonably designed to prevent violation of the Liquidity Rule and has been effectively implemented.

21

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2020 through March 31, 2021. Investors may pay brokerage commissions on their purchases and sales of exchange traded fund shares, which are not reflected in the example.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid	Annualized
	October 1,	March 31,	During	Expense
	2020	2021	Period(a)	Ratio
ABSOLUTE CORE STRATEGY ETF
Actual	$ 1,000.00	$ 1,128.80	$ 4.51	0.85%
Hypothetical(b)	$ 1,000.00	$ 1,020.69	$ 4.28	0.85%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

22

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 100% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates approximately 100% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2021 ordinary income dividends, 0% qualifies for the corporate dividends received deduction.

23

Trustees and Officers (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present	Current: Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2019 – present); Director, Advisors Charitable Gift Fund (2020 - present), a Donor Advised Fund.

Previous: EVP, Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – 2020); Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product (2003 – 2019); EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans.
Daniel J. Condon (1950) Chairman of the Audit Committee; Chairman of the Governance & Nominating Committee; Independent Trustee, December 2002 to present	Current: Retired (2017 - present)

Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company (2016); Chief Executive Officer of Standard Steel LLC (2011 - 2015); Director of Standard Steel Holdings Co., which owns Standard Steel LLC (2011 - 2016); Director of International Crankshaft Inc. (2004 - 2016).
Gary E. Hippenstiel (1947) Chairman of the Pricing & Liquidity Committee; Independent Trustee, December 2002 to present	Current: President and founder of Hippenstiel Investment Counsel LLC (“Hippenstiel”) since 2008. Hippenstiel was registered as an investment adviser from 2008 to December 31, 2019.
Stephen A. Little (1946) Independent Trustee, December 2002 to present; Chairman, December 2004 to December 2016	Current: President and founder of The Rose, Inc., a registered investment adviser, since 1993.
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2020 – present).

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this report, the Trust consists of 25 series.

24

Trustees and Officers (Unaudited) (continued)

The following table provides information regarding the Interested Trustee and the Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to present; Interested Trustee, August 2020 to present	Current: Senior Vice President Client Strategies of Ultimus Fund Solutions, LLC, since 2013.
Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present	Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC, since 2015.
Martin R. Dean (1963) Vice President, November 2020 to present; Chief Compliance Officer, April 2021 to present; Assistant Chief Compliance Officer, January 2016 to April 2021	Current: Senior Vice President, Head of Fund Compliance of Ultimus Fund Solutions, LLC, since 2016.
Elisabeth Dahl (1962) Secretary, May 2017 to present; Assistant Secretary, March 2016 to May 2017	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016.
Stephen Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, since 2011.
Lynn E. Wood (1946) Assistant Chief Compliance Officer, April 2021 to present; Chief Compliance Officer, October 2004 to April 2021	Current: Managing Member, Buttonwood Compliance Partners, LLC, since 2013.

*	The address for each Officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

25

Other Information

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request. You may call toll-free at (833) 267-3383 to request a copy of the SAI or to make shareholder inquiries.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (833) 267-3383 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES
Kenneth G.Y. Grant, Chairman
David R. Carson
Daniel J. Condon
Gary E. Hippenstiel
Stephen A. Little
Ronald C. Tritschler

OFFICERS
David R. Carson, President
Martin R. Dean,
Vice President / Chief Compliance Officer
Zachary P. Richmond,
Treasurer and Chief Financial Officer
Lynn E. Wood, Assistant Chief Compliance Officer

INVESTMENT ADVISER
Absolute Investment Advisers LLC
4 North Street, Suite 2
Hingham, MA 02043

DISTRIBUTOR
Northern Lights Distributors, LLC
17605 Wright Street
Omaha, Nebraska 68130
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
151 N Franklin Street, Suite 575
Chicago, IL 60606

LEGAL COUNSEL
Thompson Hine LLP
312 Walnut Street, 20th Floor
Cincinnati, OH 45202

CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Northern Lights Distributors, LLC

Member FINRA/SIPC

Absolute Core-AR-21

DEAN FUNDS

Dean Small Cap Value Fund
Dean Mid Cap Value Fund

Annual Report

March 31, 2021

DEAN SMALL CAP VALUE FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
(Unaudited)

Management’s Discussion & Analysis

The Dean Small Cap Value Fund returned +86.33% net of fees for the twelve months ended March 31st, 2021, compared with a +97.05% return for the benchmark Russell 2000 Value Index and a +94.85% return for the broader Russell 2000 Index.

Macro Factors Impacting Performance

Macro factors were mixed this past fiscal year. The portfolio consistently held stocks with lower valuations than the benchmark throughout the year and greatly benefited from this positioning in the final quarter of the fiscal year. However, the portfolio also has a high-quality bias through which it holds stocks with lower volatility and higher profitability. Both of these factors worked against the portfolio throughout the year as low-quality stocks had a strong rally due to unprecedented monetary and fiscal stimulus in response to COVID-19.

Sector Performance (best/worst relative to benchmark)

The best performing sector relative to the benchmark for the twelve-month period was Industrials. The outperformance was a result of being overweight the outperforming sector, as well as having better-than-benchmark stock selection. The Industrials sector benefited from the “risk-on” reopening trade in the market. The portfolio particularly benefited from its heavy weighting in Capital Goods stocks as the market embraced increased probabilities for infrastructure spending and fiscal support.

The second best performing sector relative to the benchmark was Utilities. The outperformance stemmed from our dynamic sector allocation as well as having better-than-benchmark stock selection. Utilities outperformed in the COVID-19 market selloff causing them to appear expensive in our normalized earnings power framework. Thus, we exited all Utility positions to have no weight in the sector. As interest rates climbed throughout the year, Utility stocks underperformed, and we were able to initiate well timed additions to the sector during this underperformance. We were consistently adding to the portfolio’s Utility weight throughout the last half of the fiscal year as normalized valuations became more attractive. As of March 31st, 2021 Utilities are the portfolio’s second largest overweight sector as we believe the future risk-adjusted returns look promising.

DEAN SMALL CAP VALUE FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
(Unaudited) – (continued)

The worst performing sector relative to the benchmark for the last twelve months was Consumer Discretionary. The underperformance was the result of below index stock selection as well as being underweight the best performing sector for the period during its steepest climb in the last two quarters. Drilling down even further, most of the sector underperformance came from being underweight the Retailing industry. Retail stocks benefited from the year’s “risk-on” mood, which resulted in Retail having the best performance of all the industries. Using our high-quality investing framework, in which we emphasize strong balance sheets, predictable earnings, and market leading positions, we feel like many of the Retail stocks that had strong performance this year appear to have a very wide range of outcomes, meaning the large gains from this year can just as easily turn into large losses at any given time in the future. We continue to see great uncertainty surrounding post-pandemic normalized earnings power levels in the Retailing industry, even in a “fully” opened economy.

The second worst performing sector relative to the benchmark was Consumer Staples. The underperformance was due to below index stock selection. Two stocks accounted for the underperformance, one was a name the portfolio did not hold, and one was a portfolio holding; Andersons (ANDE), which we discuss in more detail in the Individual Securities section. The largest consumer staples stock in the benchmark is Darling Ingredients (DAR), a former portfolio holding that we sold last fiscal year as it became too large and, in our opinion, too high of a valuation to continue holding in the portfolio. DAR is a rendering company that also has a joint venture in a biofuel refinery. DAR was swept up in the rush to invest in renewable energy companies and became, at one point, the largest holding in the benchmark. The combination of DAR’s large benchmark weight and strong performance led to over half of the portfolio’s underperformance in the Consumer Staples sector.

Individual Securities Performance (best/worst absolute contributors)

The largest contributing company in the fiscal year was Cooper Tire & Rubber (CTB). CTB manufactures replacement tires. Its brands include Coopertires, Roadmaster, and Mastercraft, amongst others. CTB benefited from hopes of an economic recovery as it began reopening its manufacturing facilities. CTB could also benefit, going forward, from its positioning as a less cyclical replacement manufacturer versus selling to OEM’s as consumers look to extend the life of their existing vehicles. These attributes attracted a cash and stock acquisition offer from Goodyear Tire (GT) that valued CTB at $54.26/share, which represented a 24% premium to CTB’s stock price prior to the announcement. The portfolio maintains a position in CTB as we wait for the acquisition to close.

DEAN SMALL CAP VALUE FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
(Unaudited) – (continued)

The second largest contributing stock was Wesco International (WCC). WCC operates distribution centers that distribute electrical products and other industrial maintenance, repair, and operating supplies, while also providing integrated supply services. WCC closed on its acquisition of Anixter (AXE) midway through the period. The AXE acquisition will make WCC the largest domestic industrial distributor in a highly fragmented market. While there is execution risk, and WCC did leverage the balance sheet, the AXE acquisition has the potential to provide a very attractive return if management’s significant synergy targets are met. WCC’s stock price reacted favorably to the combination of the merger plus the reopening of the economy. Taking advantage of the price strength, we exited the position in WCC after a nice gain.

The largest detracting stock in the period was MTS Systems (MTSC). MTSC is a leading supplier of test, simulation, and measurement systems. The test and simulations segment produces high performance test systems and motion simulators for research, product design, and manufacturing applications. The sensors segment produces precise measurement devices that improve product performance, optimize machine operation, and provide safer environments. MTSC has global exposure with roughly 1/3 of its business in the Americas, Europe, and Asia, respectively, all places impacted by the COVID-19 lockdowns. It also has end market exposure to air traffic, autos, and amusement parks, which, once again, were all areas impacted by the pandemic; thus its stock price suffered during the market selloff related to COVID-19. We felt that MTSC was well positioned in niche businesses where it had a competitive advantage given its reputation and long-standing customer relationships. However, we became increasingly concerned about the less than pristine balance sheet, and the final straw was when the CEO exited to pursue another opportunity as the stock was cratering; thus, we exited the position in MTSC on the news while harvesting a tax loss.

The second largest detracting stock was Andersons (ANDE). ANDE merchandises grain, operates grain elevator facilities, repairs/sells/leases railcars, distributes wholesale agricultural fertilizer, and distributes agricultural inputs to dealers and farmers. Historically, ANDE’s diverse set of agricultural related businesses had produced reasonably steady fundamental growth as the businesses would offset each other with some prospering while others would struggle and vice versa. However, with commodity prices declining before COVID-19 and then collapsing when COVID-19 first hit, nearly all of ANDE’s businesses were in the down part of the cycle. We believe that ANDE has solid assets; however, we decided to move on to better risk/rewards coming out of the COVID-19 downturn; thus we exited the position and harvested a tax loss.

DEAN SMALL CAP VALUE FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
(Unaudited) – (continued)

Current Positioning and Opportunities

The portfolio’s largest overweight sectors relative to the benchmark are currently in the Consumer Staples and Utilities sectors. The largest underweight sectors relative to the benchmark are currently in the Industrials and Consumer Discretionary sectors. Throughout the year, the Financials and Utilities sectors increased the most in weight, while the Industrials and Information Technology sectors decreased the most in weight. As always, these relative weights are a residual of our bottom-up opportunities and not based on a top-down macro call on the market or economy.

The COVID-19 pandemic, and the global response to it, is an unprecedented event that has created enormous economic disruption and uncertainty. At this time, it appears the U.S. is on a good vaccine trajectory and coupled with the monetary and fiscal stimulus, seems to have weathered the worst of the storm, so far. However, it is difficult to know whether the COVID-19 virus mutates or reemerges in a different form and the extent of the economic damage that might cause. We are monitoring the situation closely, as we do all economic shocks, whether that be in the form of a pandemic or a normal economic cycle. We would expect further volatility ahead as the world works its way through this pandemic, vaccine rollout, and possible variants of the virus. However, we have dealt with elevated bouts of market volatility on many occasions since Dean Capital Management began sub-advising the funds in 2008. The pandemic might have been an unprecedented catalyst, but the volatility it caused was within the range of what we would consider historically normal for small cap and mid cap stocks. We stay focused on the normalized earnings power, the valuations, and the quality of the companies the portfolio holds, and this has served us well in the long run through times of elevated market volatility.

We remain focused on the fundamentals of the companies we own, and the price we are paying for those fundamentals. We are confident that a steadfast application of our proven and disciplined process should produce favorable results over time.

Thank you for your continued confidence in Dean.

DEAN SMALL CAP VALUE FUND

Performance Summary (Unaudited)

Average Annual Total Returns*
(for the periods ended March 31, 2021)

	1 Year	5 Year	10 year
Dean Small Cap Value Fund	86.33%	9.68%	9.19%
Russell 2000 Value Index**	97.05%	13.56%	10.06%
Russell 2000 Index**	94.85%	16.35%	11.68%

Total annual operating expenses, which include acquired fund fees and expenses of 0.01%, as disclosed in the Dean Small Cap Value Fund (the “Fund”) prospectus dated July 29, 2020, were 1.16% of the Fund’s average daily net assets. Additional information pertaining to the expense ratios as of March 31, 2021 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (888) 899-8343.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**	The Russell 2000 and Russell 2000 Value Indices are unmanaged indices that assume reinvestment of all distributions and exclude the effect of taxes and fees. The indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. An individual cannot invest directly in an index or, the indices. However, an individual may be able to invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month end by calling (888) 899-8343.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

DEAN SMALL CAP VALUE FUND

Performance Summary (Unaudited) – (continued)

Comparison of the Change in Value of a $10,000 Investment in the Dean Small Cap Value
Fund, the Russell 2000 Index and the Russell 2000 Value Index (Unaudited)

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund, the Russell 2000 Index and the Russell 2000 Value Index on March 31, 2011 and held through March 31, 2021.

The Russell 2000 Index and the Russell 2000 Value Index widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (888) 899-8343. You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

DEAN MID CAP VALUE FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
(Unaudited)

Management’s Discussion & Analysis

The Dean Mid Cap Value Fund returned 59.75% net of fees for the twelve months ending March 31st, 2021, compared with a 73.76% return for the benchmark Russell Midcap Value Index and a 73.64% return for the broader Russell Midcap Index.

Macro Factors Impacting Performance

Macro style factors were a significant headwind for the Fund over the past year. The high levels of monetary and fiscal stimulus injected into the system to combat the economic fallout from COVID-19 led to low-quality stocks rallying from March 2020 lows. Stocks with the highest trading turnover, volatility, financial leverage, and wide range of earnings variability significantly outperformed other stock characteristics. The Fund’s high-quality bias led the Fund to be underweight these factors while being overweight stocks with high profitability, which was the worst performing style factor for the year. However, the Fund’s consistent overweight of stocks with lower valuations than the benchmark was an offset as value stocks outperformed with a large portion of the outperformance generated in the final quarter of the fiscal year.

Sector Performance (best/worst relative to benchmark)

The best performing sector relative to the benchmark for the fiscal year was Information Technology. The sector outperformance was driven both by allocation and above average stock selection. On average for the year, the Fund’s weight in Information Technology was generally in line with the benchmark. However, early in the fiscal year, the Fund was overweight Information Technology during a period of outperformance. As the sector continued to outperform, the Fund reduced its position through the year to being underweight the sector nearly 100bps in the fiscal fourth quarter when the sector underperformed on concerns of valuation and rising interest rates. Stock selection was primarily driven by semiconductor equipment company KLA Corp (KLAC), which is discussed in more detail below. Technology distributor Arrow Electronics (ARW), storage device manufacturer Western Digital (WDC) and electrical device manufacturer Littlefuse (LFUS) also contributed to positive stock selection. The Fund’s underweight within the sub industry group Software & Services was also beneficial as the industry group underperformed the sector and benchmark for the year.

DEAN MID CAP VALUE FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
(Unaudited) – (continued)

Real Estate was the second best performing sector. The outperformance was driven entirely by sector allocation. The Real Estate sector underperformed the benchmark by nearly 30% on concerns of rising unpaid rents and vacancies as the economy was curtailed by the Coronavirus pandemic. The sector was the Fund’s largest underweight at nearly 4.5% below the benchmark, leading to significant relative outperformance. However, this was partially offset by underperforming stock selection. The past year has shown many are able to work from home efficiently, thus putting future office demand in question and negatively impacting holding Highwood Properties (HIW). Similar concerns impacted medical office building owner Healthcare Realty Trust (HTA). West Coast apartment manager, Essex Property Trust (ESS) was negatively impacted by rent deferrals and moratoriums as well as vacancies on a flight to the suburbs.

The worst performing sector relative to the benchmark for the fiscal year was Industrials. With the Industrial sector outperforming the overall benchmark, the Fund’s nearly 4.0% overweight to the sector was beneficial. The Industrial sector benefitted from expected increased demand as inventories were depleted and supply chains interrupted. In addition to the reopening trade, the appetite for risk increased fueled by monetary stimulus and discussions of increased infrastructure spending. However, the Fund’s holdings lagged the sector returns due to lack of leverage to the early cycle reopening trade. Government consultant Science Applications (SAIC), heavy duty truck transmission manufacturer Allison Transmissions (ALSN), waste company Republic Services (RSG) and defense contractor Curtiss-Wright (CW) all materially underperformed the sector’s performance.

Consumer Discretionary was the second worst performing sector. The underperformance was the result of being modestly underweight the second best performing sector for the year. In addition, the high-quality stocks held in the portfolio underperformed the higher risk, lower quality stocks in the sector overall. Within Consumer Discretionary, the Fund was most underweight the Consumer Services industry group, which includes many companies directly impacted by the COVID-19 closures such as hotels, restaurants, cruise lines, casinos, and leisure facilities. Companies in these industries typically have high debt leverage as well as high operating leverage. As the “risk-on” trade accelerated, investors sought companies with the most leverage to an opening economy regardless of the weak balance sheets and wide range of outcomes, contrary to the Funds high-quality investment framework. While the Fund was overweight the Retail and Consumer Durables industries, the Fund was hurt by a strong “risk-on” rally in stocks with similar characteristics as those in Consumer Services, as deeply

DEAN MID CAP VALUE FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
(Unaudited) – (continued)

depressed retailers and apparel manufactures outperformed. The Fund was also void homebuilder related stocks, which benefitted from increased demand on historically low interest rates.

Individual Securities Performance (best/worst absolute contributors)

The largest contributing stock for the fiscal year was Aptiv (APTV), rising 199.4% for the period held. Aptiv’s primary business is designing and assembling a car’s electronics, including wiring assemblies, cabling, and safety control. The company has been growing its advanced electrical systems and software business, which are used in autonomous driving features and vehicle connectivity. With the growing content per car for electrical control systems as well as the increase in electric vehicle programs, Aptiv has generated above market growth and customer award activity, which accelerated in the second half of the fiscal year. After trimming the weight twice in the year on the stock’s outperformance, the Fund exited the position in late February due to high valuation on the extreme euphoria over electrical vehicles. The proceeds were invested in BorgWarner (BWA), a leader in powertrain technology to improve fuel economy, on the belief that their investments in electric vehicle technology have been underappreciated.

KLA Corp (KLAC) was the second best contributing stock, up 132.2% for the period held. KLA Corp is the leading supplier of process control equipment to the Semiconductor industry, serving all major semiconductor manufacturers, and is the fifth-largest supplier of wafer fab equipment. KLAC tends to benefit the most in the early stages of new technology production as suppliers work to reduce costs and improve efficiency. As the complexity of chips increase, the need to analyze and test critical aspects of chip design and the manufacturing process are required. New technologies within 7nm/5nm Foundry/Logic and high layer count 3D NAND are driving capital spending within the company’s customer base. While the Semiconductor industry has seen disruptions due to supply chain issues, product demand continues to be strong. Customers have maintained fabrication plans, supporting KLA’s record backlog despite macro concerns. The strong product cycle along with investor’s appetite for Technology stocks, continued to drive the shares higher. The Fund trimmed the position twice during the year on significant outperformance and exited the stock in February on stretched valuation to normalized earnings.

Mohawk Industries (MHK) was the largest detracting stock this quarter, down -18.7% for the period held. Mohawk is a leading global manufacturer of carpet, rugs, ceramic tile, laminate, wood, stone, luxury vinyl tile (LVT) and vinyl flooring. Mohawk

DEAN MID CAP VALUE FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
(Unaudited) – (continued)

has been plagued by a shift in consumer tastes away from carpet and ceramic tile to newer technologies such as LVT and laminates. The newer technologies allow for sophisticated looks but are less expensive than natural materials with less labor-intensive installation processes. After years of decline, the Fund took an untimely position in Mohawk early in the year prior to COVID-19 on the belief that the worst was behind Mohawk and changes made would lead to improving financial performance. In late March 2020, Mohawk lowered first quarter guidance significantly as well as curtailed production, sending the shares down tumbling. The Fund exited the shares of Mohawk in early April 2020 based on the decline in fundamentals at a company in the midst of right-sizing the business and a belief that housing would be negatively impacted as unemployment soared. However, our thesis proved incorrect as lower interest rates, a rebounding stock market and changed behavior, with people valuing their home space, helped support the building industry and a rebound in the shares of Mohawk post exit.

The second largest detracting stock was M&T Bank (MTB), down -11.5% for the period held. M&T is a regional bank based in New York with its primary growth in the mid-Atlantic region of the east coast. In addition to traditional retail and commercial banking activity, the company also manages a line of mutual funds through Wilmington Funds Management. Early in the year, Bank industry earnings were being squeezed due to fallout from COVID-19 with increases in loan loss reserves, slowing loan growth and a squeeze in net interest margins. In the first calendar quarter report, M&T missed earnings expectations meaningfully, primarily due to higher-than-expected loan loss reserves and operating expenses. Earnings would have been even worse but were partially offset by strong mortgage banking, an earnings stream not considered sustainable. The Fund exited the position in M&T Bank in May and reinvested the proceeds in Regions Financial (RF), a bank with operations in the South and Midwest, on the belief it would see higher earnings leverage as the yield curve steepened and excess reserves were released. Since the Fund purchased Regions Financial, the stock has outperformed M&T by just over 50.0%.

Current Positioning and Opportunities

The portfolio’s largest overweight sectors relative to the benchmark are the Consumer Staples and Financials sectors. The largest underweight sectors relative to the benchmark are the Real Estate and Communication Services sectors. In the last quarter of the Fund’s fiscal year, the most weight was added in the Consumer Staples, Consumer Discretionary and Utilities sectors while Industrials, Information Technology and Financials decreased the most in weight.

DEAN MID CAP VALUE FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
(Unaudited) – (continued)

As valuations have become more stretched and with uncertainty in the future implied growth rates, the Fund has trimmed positions in some of our stocks with higher cyclicality and range of outcomes and rotated to those with higher profitability and an expected narrower range of outcomes. After lagging for much of the past year, stocks with high-quality characteristics, primarily high profitability, look very attractive, while those with low-quality characteristics, primarily high volatility, look stretched.

We remain focused on the fundamentals of the companies we own, and the price we are paying for those fundamentals. We are confident that a steadfast application of our proven and disciplined process should produce favorable results over time.

The COVID-19 pandemic, and the global response to it, is an unprecedented event that has created enormous economic disruption and uncertainty. At this time, it appears the U.S. is on a good vaccine trajectory and coupled with the monetary and fiscal stimulus so far seems to have weathered the worst of the storm. However, it is difficult to know if the COVID-19 virus mutates or reemerges in a different form and the extent of the economic damage that might cause. We are monitoring the situation closely, as we do all economic shocks, whether that be in the form of a pandemic, or a normal economic cycle. We would expect further volatility ahead as the world works its way through this pandemic, vaccine rollout, and possible variants of the virus. However, we have dealt with elevated bouts of market volatility on many occasions since Dean Capital Management began sub-advising the funds in 2008. The pandemic might have been an unprecedented catalyst, but the volatility it caused was within the range of what we would consider historically normal for small cap and mid cap stocks. We stay focused on the normalized earnings power, the valuations, and the quality of the companies the portfolio holds, and this has served us well in the long run through times of elevated market volatility.

DEAN MID CAP VALUE FUND

Performance Summary (Unaudited)

Average Annual Total Returns*
(for the periods ended March 31, 2021)

	1 Year	5 Year	10 year
Dean Mid Cap Value Fund	59.75%	10.24%	9.82%
Russell Midcap Value Index**	73.76%	11.60%	11.05%
Russell Midcap Index**	73.64%	14.67%	12.47%

Total annual operating expenses, which included acquired fund fees and expenses of less than 0.005%, as disclosed in the Dean Mid Cap Value Fund (the “Fund”) prospectus dated July 29, 2020, were 1.20% of the Fund’s average daily net assets (0.85% after fee waivers/ expense reimbursements by Dean Investment Associates, LLC (the “Adviser”)). The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers) do not exceed 0.85% of the Fund’s average daily net assets through July 31, 2021. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/ expense payment and any expense limitation in effect at the time of recoupment. This expense limitation agreement may not be terminated prior to July 31, 2021, except by the Board of Trustees. Additional information pertaining to the expense ratios as of March 31, 2021 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (888) 899-8343.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower.

**	The Russell Midcap and Russell Midcap Value Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The indices are widely

DEAN MID CAP VALUE FUND

Performance Summary (Unaudited) – (continued)

recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. An individual cannot invest directly in an index. However, an individual may be able to invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month end by calling (888) 899-8343.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

DEAN MID CAP VALUE FUND

Performance Summary (Unaudited) – (continued)

Comparison of the Change in the Value of a $10,000 Investment in the Dean Mid Cap
Value Fund, the Russell Midcap Index, and the Russell Midcap Value Index (Unaudited)

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund, the Russell Midcap Index and the Russell Midcap Value Index on March 31, 2011 and held through March 31, 2021.

The Russell Midcap Index and the Russell Midcap Value Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (888) 899-8343. You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

DEAN SMALL CAP VALUE FUND HOLDINGS (Unaudited)

Dean Small Cap Value Fund Portfolio Analysis as of March 31, 2021[a]

35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
Financials 28.82%
Consumer Staples 12.91%
Consumer Discretionary 11.34%
Industrials 10.91%
Utilities 9.75%
Real Estate 7.13%
Materials 6.44%
Money Market Funds 4.67%
Health Care 3.49%
Technology 3.47%
Energy 1.50%
Liabilities in Excess of Other Assets -0.43%

(a)	As a percent of total net assets.

The investment objective of the Dean Small Cap Value Fund is long-term capital appreciation and, secondarily, dividend income. Portfolio holdings are subject to change.

DEAN MID CAP VALUE FUND HOLDINGS (Unaudited)

Dean Mid Cap Value Fund Portfolio Analysis as of March 31, 2021[(a)]

25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
Industrials 20.45%
Financials 17.90%
Consumer Discretionary 11.09%
Materials 8.43%
Health Care 7.71%
Utilities 6.90%
Consumer Staples 6.76%
Real Estate 6.40%
Technology 6.04%
Energy 3.39%
Money Market Funds 2.84%
Communications 1.79%
Other Assets in Excess of Liabilities 0.30%

(a)	As a percent of total net assets.

The investment objective of the Dean Mid Cap Value Fund is long-term capital appreciation and, secondarily, dividend income. Portfolio holdings are subject to change.

Portfolio Holdings (Unaudited)

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

DEAN SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
March 31, 2021

COMMON STOCKS — 95.76%	Shares	Fair Value

Consumer Discretionary — 11.34%
Cooper Tire & Rubber Co.	48,044	$2,689,503
Hamilton Beach Brands Holding Co., Class A	79,800	1,446,774
Hooker Furniture Corp.	34,463	1,256,521
Johnson Outdoors, Inc., Class A	16,451	2,348,380
KAR Auction Services, Inc.(a)	84,239	1,263,585
Malibu Boats, Inc., Class A(a)	12,592	1,003,331
Methode Electronics, Inc.	45,848	1,924,699
Sally Beauty Holdings, Inc.(a)	36,317	731,061
Standard Motor Products, Inc.	70,994	2,951,930
TRI Pointe Group, Inc.(a)	174,249	3,547,710
		19,163,494
Consumer Staples — 12.91%
Alico, Inc.	29,974	895,024
Cal-Maine Foods, Inc.(a)	67,848	2,606,720
Edgewell Personal Care Co.	53,662	2,125,015
Fresh Del Monte Produce, Inc.	69,213	1,981,568
Hostess Brands, Inc.(a)	140,699	2,017,624
John B. Sanfilippo & Son, Inc.	24,843	2,245,062
Mission Produce, Inc.(a)	95,092	1,807,699
Sanderson Farms, Inc.	9,360	1,458,101
Sprouts Farmers Market, Inc.(a)	49,882	1,327,859
TreeHouse Foods, Inc.(a)	50,960	2,662,149
Weis Markets, Inc.	47,634	2,692,274
		21,819,095
Energy — 1.50%
Bonanza Creek Energy, Inc.(a)	70,793	2,529,434

Financials — 28.82%
American Equity Investment Life Holding Co.	40,559	1,278,825
American National Group, Inc.	37,149	4,007,262
Associated Banc-Corp.	167,611	3,576,819
Bryn Mawr Bank Corp.	77,983	3,549,006
Cathay General Bancorp	75,654	3,085,170
Diamond Hill Investment Group, Inc.	21,391	3,337,210
Employers Holdings, Inc.	62,213	2,678,892
F.N.B. Corp.	129,841	1,648,981
First Financial Bancorp	70,588	1,694,112
Nelnet, Inc., Class A	16,462	1,197,446

See accompanying notes which are an integral part of these financial statements.

DEAN SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS – (continued)
March 31, 2021

COMMON STOCKS — 95.76% - continued	Shares	Fair Value

Financials — 28.82% - continued
Northwest Bancshares, Inc.	76,586	$1,106,668
Safety Insurance Group, Inc.	29,575	2,491,694
Stewart Information Services Corp.	55,393	2,882,098
StoneX Group, Inc.(a)	57,966	3,789,817
UMB Financial Corp.	33,045	3,051,045
Washington Federal, Inc.	99,302	3,058,502
Washington Trust Bancorp, Inc.	77,112	3,981,293
Waterstone Financial, Inc.	113,622	2,320,161
		48,735,001
Health Care — 3.49%
Magellan Health, Inc.(a)	8,630	804,661
National Healthcare Corp.	33,373	2,600,090
Prestige Consumer Healthcare, Inc.(a)	56,545	2,492,504
		5,897,255
Industrials — 10.91%
Argan, Inc.	73,224	3,906,500
AZZ, Inc.	44,246	2,227,786
DHT Holdings, Inc.	325,338	1,929,254
Diamond S Shipping, Inc.(a)	74,085	743,073
Hackett Group, Inc. (The)	40,756	667,991
Heartland Express, Inc.	153,530	3,006,117
Powell Industries, Inc.	80,296	2,719,626
Textainer Group Holdings Ltd.(a)	58,155	1,666,141
Werner Enterprises, Inc.	33,408	1,575,855
		18,442,343
Materials — 6.44%
Alamos Gold, Inc., Class A	174,228	1,360,721
Apogee Enterprises, Inc.	39,848	1,628,986
Commercial Metals Co.	89,468	2,759,193
Encore Wire Corp.	31,881	2,140,172
Pactiv Evergreen, Inc.	155,359	2,134,633
Valvoline, Inc.	33,062	861,926
		10,885,631

See accompanying notes which are an integral part of these financial statements.

DEAN SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS – (continued)
March 31, 2021

COMMON STOCKS — 95.76% - continued	Shares	Fair Value

Real Estate — 7.13%
CTO Realty Growth Inc.	49,601	$2,579,748
Equity Commonwealth	123,292	3,427,518
Getty Realty Corp.	102,623	2,906,283
Piedmont Office Realty Trust, Inc., Class A	180,573	3,136,553
		12,050,102
Technology — 3.47%
CSG Systems International, Inc.	47,883	2,149,468
Insight Enterprises, Inc.(a)	17,301	1,650,861
Plexus Corp.(a)	16,308	1,497,727
Vishay Intertechnology, Inc.	23,439	564,411
		5,862,467
Utilities — 9.75%
Avista Corp.	68,362	3,264,286
Northwest Natural Holding Co.	22,463	1,211,879
NorthWestern Corp.	53,798	3,507,629
Portland General Electric Co.	42,043	1,995,781
Southwest Gas Corp.	57,246	3,933,373
Spire, Inc.	34,769	2,569,081
		16,482,029
Total Common Stocks (Cost $131,201,902)		161,866,851

MONEY MARKET FUNDS — 4.67%
Fidelity Investments Money Market Government Portfolio, Institutional Class, 0.01%(b)	7,900,982	7,900,982
Total Money Market Funds (Cost $7,900,982)		7,900,982
Total Investments — 100.43% (Cost $139,102,884)		169,767,833
Liabilities in Excess of Other Assets — (0.43)%		(719,947)
NET ASSETS — 100.00%		$169,047,886

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of March 31, 2021.

See accompanying notes which are an integral part of these financial statements.

DEAN MID CAP VALUE FUND
SCHEDULE OF INVESTMENTS
March 31, 2021

COMMON STOCKS — 96.86%	Shares	Fair Value

Communications — 1.79%
Omnicom Group, Inc.	19,248	$1,427,239

Consumer Discretionary — 11.09%
BorgWarner, Inc.	25,043	1,160,993
Genuine Parts Co.	11,294	1,305,473
Masco Corp.	19,739	1,182,366
Polaris Industries, Inc.	10,803	1,442,201
PulteGroup, Inc.	22,931	1,202,502
Skechers U.S.A., Inc., Class A(a)	28,627	1,194,032
Ulta Beauty, Inc.(a)	4,321	1,335,924
		8,823,491
Consumer Staples — 6.76%
BJ’s Wholesale Club Holdings, Inc.(a)	31,181	1,398,780
Casey’s General Stores, Inc.	6,138	1,326,974
Conagra Brands, Inc.	35,894	1,349,614
Tyson Foods, Inc., Class A	17,579	1,306,120
		5,381,488
Energy — 3.39%
Baker Hughes Co.	44,537	962,445
Pioneer Natural Resources Co.	10,901	1,731,296
		2,693,741
Financials — 17.90%
Ameriprise Financial, Inc.	6,482	1,506,741
Assurant, Inc.	9,477	1,343,554
Fifth Third Bancorp	39,626	1,483,994
Globe Life, Inc.	14,829	1,432,927
Raymond James Financial, Inc.	12,521	1,534,574
Regions Financial Corp.	76,601	1,582,576
Reinsurance Group of America, Inc.	9,575	1,206,929
Synchrony Financial	32,064	1,303,722
UMB Financial Corp.	16,744	1,545,974
W.R. Berkley Corp.	17,284	1,302,349
		14,243,340
Health Care — 7.71%
Encompass Health Corp.	14,485	1,186,322
Hill-Rom Holdings, Inc.	10,852	1,198,929
Quest Diagnostics, Inc.	9,182	1,178,418

See accompanying notes which are an integral part of these financial statements.

DEAN MID CAP VALUE FUND
SCHEDULE OF INVESTMENTS – (continued)
March 31, 2021

COMMON STOCKS — 96.86% - continued	Shares	Fair Value

Health Care — 7.71% - continued
Syneos Health, Inc.(a)	17,824	$1,351,950
Zimmer Biomet Holdings, Inc.	7,611	1,218,369
		6,133,988
Industrials — 20.45%
Allison Transmission Holdings, Inc.	28,283	1,154,795
Curtiss-Wright Corp.	9,231	1,094,797
Delta Air Lines, Inc.(a)	22,244	1,073,940
Dover Corp.	8,593	1,178,358
frontdoor, Inc.(a)	20,476	1,100,585
Hubbell, Inc.	7,807	1,459,051
ITT, Inc.	17,726	1,611,471
Kansas City Southern	5,450	1,438,364
Littelfuse, Inc.	5,107	1,350,495
MSC Industrial Direct Co., Inc., Class A	13,012	1,173,552
nVent Electric PLC	45,470	1,269,068
Pentair PLC	19,101	1,190,374
Republic Services, Inc.	11,883	1,180,576
		16,275,426
Materials — 8.43%
Avery Dennison Corp.	7,758	1,424,757
Avient Corp.	30,100	1,422,827
Eagle Materials, Inc.	9,428	1,267,217
FMC Corp.	11,637	1,287,169
Steel Dynamics, Inc.	25,779	1,308,542
		6,710,512
Real Estate — 6.40%
CBRE Group, Inc., Class A(a)	17,186	1,359,584
Essex Property Trust, Inc.	5,009	1,361,646
Healthcare Trust of America, Inc., Class A	40,952	1,129,456
STAG Industrial, Inc.	37,024	1,244,377
		5,095,063

See accompanying notes which are an integral part of these financial statements.

DEAN MID CAP VALUE FUND
SCHEDULE OF INVESTMENTS – (continued)
March 31, 2021

COMMON STOCKS — 96.86% - continued	Shares	Fair Value

Technology — 6.04%
Arrow Electronics, Inc.(a)	11,441	$1,267,891
Broadridge Financial Solutions, Inc.	7,218	1,105,076
MKS Instruments, Inc.	6,727	1,247,320
Western Digital Corp.	17,726	1,183,211
		4,803,498
Utilities — 6.90%
Ameren Corp.	17,186	1,398,253
Atmos Energy Corp.	12,963	1,281,393
CMS Energy Corp.	22,047	1,349,717
Entergy Corp.	14,682	1,460,418
		5,489,781
Total Common Stocks (Cost $59,126,751)		77,077,567

MONEY MARKET FUNDS — 2.84%
Fidelity Investments Money Market Government Portfolio, Institutional Class, 0.01%(b)	2,258,196	2,258,196
Total Money Market Funds (Cost $2,258,196)		2,258,196
Total Investments — 99.70% (Cost $61,384,947)		79,335,763
Other Assets in Excess of Liabilities — 0.30%		240,137
NET ASSETS — 100.00%		$79,575,900

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of March 31, 2021.

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2021

	Dean Small Cap	Dean Mid Cap
	Value Fund	Value Fund
Assets
Investments in securities at value (cost $139,102,884 and $61,384,947)	$169,767,833	$79,335,763
Receivable for fund shares sold	103,259	31,128
Receivable for investments sold	427,197	136,696
Dividends receivable	184,361	143,928
Prepaid expenses	12,251	14,991
Total Assets	170,494,901	79,662,506

Liabilities
Payable for investments purchased	1,175,119	—
Payable for fund shares redeemed	77,153	16,252
Payable to Adviser	129,378	31,757
Payable to Administrator	18,605	9,898
Other accrued expenses	46,760	28,699
Total Liabilities	1,447,015	86,606

Net Assets	$169,047,886	$79,575,900
Net Assets consist of:
Paid-in capital	183,319,890	61,184,382
Accumulated earnings (deficit)	(14,272,004)	18,391,518
Net Assets	$169,047,886	$79,575,900
Shares outstanding (unlimited number of shares authorized, no par value)	9,966,713	3,523,915
Net asset value, offering and redemption price per share	$16.96	$22.58

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
STATEMENTS OF OPERATIONS
For the year ended March 31, 2021

	Dean Small Cap	Dean Mid Cap
	Value Fund	Value Fund
Investment Income
Dividend income (net of foreign taxes withheld of $— and $2,783)	$3,553,763	$1,121,397
Total investment income	3,553,763	1,121,397

Expenses
Adviser	1,359,433	408,898
Administration	126,734	49,277
Custodian	73,019	17,576
Transfer agent	53,985	11,290
Registration	32,447	23,911
Fund accounting	31,400	15,476
Legal	19,804	19,804
Audit and tax preparation	17,600	17,600
Trustee	13,333	13,333
Compliance services	12,000	12,000
Report printing	5,298	7,039
Insurance	4,145	2,639
Pricing	1,298	881
Interest	400	—
Miscellaneous	55,741	28,826
Total expenses	1,806,637	628,550
Fees waived by Adviser	—	(163,089)
Fees reduced by Administrator	—	(617)
Net operating expenses	1,806,637	464,844
Net investment income	1,747,126	656,553

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	2,034,895	4,811,594
Net change in unrealized appreciation of investment securities	89,313,587	20,156,186

Net realized and change in unrealized gain on investments	91,348,482	24,967,780
Net increase in net assets resulting from operations	$93,095,608	$25,624,333

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	Dean Small Cap Value Fund		Dean Mid Cap Value Fund
	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	March 31,
	2021	2020	2021	2020
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$1,747,126	$3,476,382	$656,553	$506,129
Net realized gain (loss) on investment securities transactions	2,034,895	(37,519,889)	4,811,594	(1,796,029)
Net change in unrealized appreciation (depreciation) of investment securities	89,313,587	(59,597,988)	20,156,186	(8,398,175)

Net increase (decrease) in net assets resulting from operations	93,095,608	(93,641,495)	25,624,333	(9,688,075)
Distributions to Shareholders From:
Earnings	(2,361,460)	(12,218,938)	(608,981)	(3,703,150)
Total distributions	(2,361,460)	(12,218,938)	(608,981)	(3,703,150)

Capital Transactions
Proceeds from shares sold	51,629,499	130,664,673	30,635,226	5,797,965
Reinvestment of distributions	1,948,526	11,590,761	601,186	3,633,596
Amount paid for shares redeemed	(201,828,242)	(131,008,885)	(9,348,917)	(5,256,253)
Net increase (decrease) in net assets resulting from capital transactions	(148,250,217)	11,246,564	21,887,495	4,175,308
Total Increase (Decrease) in Net Assets	(57,516,069)	(94,613,869)	46,902,847	(9,215,917)

Net Assets
Beginning of year	226,563,955	321,177,824	32,673,053	41,888,970
End of year	$169,047,886	$226,563,955	$79,575,900	$32,673,053

Share Transactions
Shares sold	4,526,065	10,726,584	1,684,591	284,677
Shares issued in reinvestment of distributions	139,380	806,594	30,363	179,083
Shares redeemed	(19,190,963)	(9,669,893)	(481,662)	(285,572)
Net increase (decrease) in shares outstanding	(14,525,518)	1,863,285	1,233,292	178,188

See accompanying notes which are an integral part of these financial statements.

DEAN SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding during each year)

	For the Years ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2021	2020	2019	2018	2017
Selected Per Share Data:
Net asset value, beginning of year	$9.25	$14.19	$14.63	$17.04	$14.32
Investment operations:
Net investment income	0.27	0.16	0.15	0.12	0.19
Net realized and unrealized gain (loss)	7.67	(4.51)	(0.18)	0.19 (a)	3.20
Total from investment operations	7.94	(4.35)	(0.03)	0.31	3.39
Less distributions to shareholders from:
Net investment income	(0.23)	(0.19)	(0.20)	(0.11)	(0.18)
Net realized gains	—	(0.40)	(0.21)	(2.61)	(0.49)
Total distributions	(0.23)	(0.59)	(0.41)	(2.72)	(0.67)
Net asset value, end of year	$16.96	$9.25	$14.19	$14.63	$17.04

Total Return(b)	86.33%	(32.14)%	(0.08)%	1.59%	23.67%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$169,048	$226,564	$321,178	$350,182	$284,563
Ratio of net expenses to average net assets	1.19%	1.15%	1.12%	1.18%	1.15%
Ratio of gross expenses to average net assets before waiver or recoupment	1.19%	1.15%	1.12%	1.18%	1.15%
Ratio of net investment income to average net assets	1.16%	1.14%	1.04%	0.97%	1.36%
Portfolio turnover rate	181%	157%	120%	165%	154%

(a)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

See accompanying notes which are an integral part of these financial statements.

DEAN MID CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding during each year)

	For the Years ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2021	2020	2019	2018	2017
Selected Per Share Data:
Net asset value, beginning of year	$14.26	$19.83	$19.87	$18.92	$16.15
Investment operations:
Net investment income	0.16	0.22	0.22	0.08	0.12
Net realized and unrealized gain (loss)	8.34	(4.08)	0.36	1.40	2.73
Total from investment operations	8.50	(3.86)	0.58	1.48	2.85
Less distributions to shareholders from:
Net investment income	(0.18)	(0.22)	(0.16)	(0.10)	(0.08)
Net realized gains	—	(1.49)	(0.46)	(0.43)	—
Total distributions	(0.18)	(1.71)	(0.62)	(0.53)	(0.08)
Net asset value, end of year	$22.58	$14.26	$19.83	$19.87	$18.92

Total Return(a)	59.75%	(22.04)%	3.10%	7.79%	17.65%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$79,576	$32,673	$41,889	$34,093	$26,132
Ratio of net expenses to average net assets	0.85%	1.02%	1.10%	1.10%	1.10%
Ratio of gross expenses to average net assets before waiver or recoupment	1.15%	1.30%	1.40%	1.53%	1.76%
Ratio of net investment income to average net assets	1.20%	1.14%	1.20%	0.49%	0.75%
Portfolio turnover rate	65%	76%	46%	52%	57%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2021

NOTE 1. ORGANIZATION

The Dean Small Cap Value Fund (the “Small Cap Fund”) and the Dean Mid Cap Value Fund (the “Mid Cap Fund”) (each a “Fund” and, collectively the “Funds”) were organized as diversified series of Unified Series Trust (the “Trust”) on November 13, 2006 and are each registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Funds are each a series of the Trust currently authorized by the Board. The investment adviser to each Fund is Dean Investment Associates, LLC (“Dean Investment Associates” or “Adviser”). In addition, the Adviser has retained Dean Capital Management, LLC (“DCM” or “Sub-Adviser”) to serve as sub-adviser to the Funds. DCM is an affiliate of the Adviser. The investment objective of each Fund is long-term capital appreciation and, secondarily, dividend income.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with the generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. Each Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. Each Fund also intends to distribute sufficient

DEAN FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
March 31, 2021

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended March 31, 2021, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the year, the Funds did not incur any interest or penalties. Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Distributions received from investments in real estate investment trusts (“REITs”) that represent a return of capital or capital gain are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in REITs are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Withholding taxes on foreign dividends and related reclaims have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

DEAN FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
March 31, 2021

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Dividends and Distributions – Each Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Funds.

For the fiscal year ended March 31, 2021, the Mid Cap Fund made the following reclassifications to increase (decrease) the components of net assets:

Paid-In	Accumulated
Capital	Earnings (Deficit)
$(202)	$202

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Each Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market

DEAN FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
March 31, 2021

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, a Fund values its securities and other assets at fair value in accordance with

DEAN FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
March 31, 2021

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser and/or Sub-Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser and/or Sub-Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser and/or Sub-Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser and/or Sub-Adviser is aware of any other data that calls into question the reliability of market quotations.

DEAN FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
March 31, 2021

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2021:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Small Cap Fund
Assets
Common Stocks(a)	$161,866,851	$—	$—	$161,866,851
Money Market Funds	7,900,982	—	—	7,900,982
Total	$169,767,833	$—	$—	$169,767,833

Mid Cap Fund
Assets
Common Stocks(a)	$77,077,567	$—	$—	$77,077,567
Money Market Funds	2,258,196	—	—	2,258,196
Total	$79,335,763	$—	$—	$79,335,763

(a)	Refer to Schedule of Investments for sector classifications.

The Funds did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund’s investments are managed by the Adviser pursuant to the terms of an advisory agreement with the Trust. The Adviser has hired the Sub-Adviser to manage the Funds’ assets on a day-to-day basis. The Sub-Adviser is paid by the Adviser. In accordance with the advisory agreement for each Fund, the Adviser is entitled to an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.90% and 0.75% of the average daily net assets of the Small Cap Fund and Mid Cap Fund, respectively. For the fiscal year ended March 31, 2021, the Adviser earned fees, before the waiver described below, of $1,359,433 and $408,898 from the Small Cap Fund and the Mid Cap Fund, respectively. At March 31, 2021, the Adviser was owed $129,378 from the Small Cap Fund and $31,757 from the Mid Cap Fund.

DEAN FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
March 31, 2021

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The Adviser has contractually agreed to waive its management fee and/or to reimburse certain Fund operating expenses, but only to the extent necessary so that total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the 1940 Act; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers, and other expenses that the Trustees agree have not been incurred in the ordinary course of the Funds’ business), do not exceed 1.25% of the Small Cap Fund’s average daily net assets and 0.85% of the Mid Cap Fund’s average daily net assets. The contractual agreement with respect to each Fund is in place through July 31, 2021. For the fiscal year ended March 31, 2021, the Adviser waived fees of $163,089 for the Mid Cap Fund.

Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of recoupment. As of March 31, 2021, the Adviser may seek repayment of investment advisory fees waived and expense reimbursements pursuant to the aforementioned conditions, from the Mid Cap Fund no later than the dates stated below:

March 31, 2022	$85,295
March 31, 2023	118.935
March 31, 2024	163,089

Ultimus Fund Solutions, LLC (the “Administrator”) and its affiliate, Northern Lights Compliance Services, LLC (“Northern Lights”) provide the Funds with administration, fund accounting, transfer agent and compliance services, including all

DEAN FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
March 31, 2021

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

regulatory reporting. For the fiscal year ended March 31, 2021, fees for administration, transfer agent, fund accounting and compliance services, and the amounts due to the Administrator at March 31, 2021 were as follows:

	Small Cap Fund	Mid Cap Fund
Administration	$126,734	$49,277
Fund accounting	31,400	15,476
Transfer agent	53,985	11,290
Compliance services	12,000	12,000
Ultimus waived fees	—	(617)
Payable to Administrator	18,605	9,898

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act. Each Independent Trustee of the Trust receives annual compensation of $2,510 per fund from the Trust, except that the Independent Chairman of the Board, the Chairman of the Audit Committee, the Chairman of the Governance & Nominating Committee, and the Chairman of the Pricing & Liquidity Committee each receives annual compensation of $2,960 per fund from the Trust, and the Chairman of the Board receives $3,160 per fund from the Trust. Independent Trustees also receive $1,000 for attending each special in-person meeting. Prior to January 1, 2021, these fees were $2,290 for non-chairmen and $2,740 for all chairmen. In addition, the Trust reimburses Independent Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

One Trustee and certain officers of the Trust are employees of the Administrator or Ultimus Fund Distributors, LLC (the “Distributor”). The Distributor acts as the principal distributor of each Fund’s shares. The Distributor operates as a wholly-owned subsidiary of the Administrator. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor. Officers are not paid for services to the Trust, however, the Fund pays Northern Lights, which compensates the Assistant Chief Compliance Officer.

DEAN FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
March 31, 2021

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2021, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

	Small Cap Fund	Mid Cap Fund
Purchases	$270,937,299	$55,191,502
Sales	420,250,671	34,242,301

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended March 31, 2021.

NOTE 6. FEDERAL TAX INFORMATION

At March 31, 2021, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

	Small Cap Fund	Mid Cap Fund
Gross unrealized appreciation	$26,520,127	$18,020,543
Gross unrealized depreciation	(1,105,901)	(86,109)
Net unrealized appreciation	$25,414,226	$17,934,434
Tax cost	$144,353,607	$61,401,329

The tax character of distributions paid for the fiscal years ended March 31, 2021 and March 31, 2020 were as follows:

	Small Cap Fund		Mid Cap Fund
	2021	2020	2021	2020
Distributions paid from:
Ordinary income(a)	$2,361,460	$9,336,304	$608,981	$473,794
Long-term capital gains	—	2,882,635	—	3,229,357
Total distributions paid	$2,361,460	$12,218,939	$608,981	$3,703,151

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

DEAN FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
March 31, 2021

NOTE 6. FEDERAL TAX INFORMATION – continued

At March 31, 2021, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Small Cap Fund	Mid Cap Fund
Undistributed ordinary income	$1,057,816	$292,697
Undistributed long-term capital gains	—	164,387
Accumulated Capital and Other Losses	(40,744,046)	—
Unrealized appreciation on investments	25,414,226	17,934,434
Total accumulated earnings (losses)	$(14,272,004)	$18,391,518

The difference between book basis and tax basis of unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

As of March 31, 2021, the Small Cap Fund had short-term and long-term capital loss carryforwards available to offset future gains, not subject to expiration, in the amount of $13,339,910 and $27,404,136, respectively.

NOTE 7. SECTOR RISK

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of March 31, 2021, the Small Cap Fund had 28.82% of the value of its net assets invested in stocks within the Financials sector.

DEAN FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
March 31, 2021

NOTE 8. CORONAVIRUS (COVID-19) PANDEMIC

The COVID-19 pandemic has caused financial markets to experience periods of increased volatility due to uncertainty that exists around its long-term effects. COVID-19 has resulted in varying levels of travel restrictions, quarantines, disruptions to supply chains and customer activity, leading to general concern and economic uncertainty. The full impact and duration of the pandemic cannot necessarily be foreseen. Management continues to monitor developments and navigate accordingly, further evaluating the anticipated impact to financial markets.

NOTE 9. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Funds. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 10. SUBSEQUENT EVENTS

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders of Dean Funds and

Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Dean Funds, comprising Dean Small Cap Value Fund and Dean Mid Cap Value Fund (the “Funds”), each a series of Unified Series Trust, as of March 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of March 31, 2021, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM – (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2007.

COHEN & COMPANY, LTD.

Chicago, Illinois

May 27, 2021

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Funds have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The Program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board approved the appointment of the Liquidity Administrator Committee, comprising certain Trust officers and employees of the Adviser. The Liquidity Administrator Committee maintains Program oversight and reports to the Board on at least an annual basis regarding the Program’s operational effectiveness through a written report (the “Report”). The Program’s initial Report, which was presented to the Board for consideration at its meeting held on November 17, 2020, outlined the operation of the Program and the adequacy and effectiveness of the Program’s implementation. During the review period, the Funds did not experience unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the review period the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that the Program is reasonably designed to prevent violation of the Liquidity Rule and has been effectively implemented.

SUMMARY OF FUND EXPENSES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each Fund’s example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2020 through March 31, 2021.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

SUMMARY OF FUND EXPENSES (Unaudited) – (continued)

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid	Annualized
	October 1,	March 31,	During	Expense
	2020	2021	Period (a)	Ratio
Dean Small Cap Value Fund
Actual	$1,000.00	$1,534.80	$7.19	1.14%
Hypothetical(b)	$1,000.00	$1,019.26	$5.73	1.14%

Dean Mid Cap Value Fund
Actual	$1,000.00	$1,333.70	$4.95	0.85%
Hypothetical(b)	$1,000.00	$1,020.69	$4.28	0.85%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

ADDITIONAL FEDERAL INCOME TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Funds designate the following percentage or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate.

	Dean Mid Cap	Dean Small Cap
	Value Fund	Value Fund
Qualified Dividend Income	100.00%	87.99%

Qualified Business Income. The Funds designate the following percentage of ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

	Dean Mid Cap	Dean Small Cap
	Value Fund	Value Fund
Qualified Business Income	—	9.33%

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Funds’ dividend distribution that qualifies under tax law. For the Funds’ calendar year 2020 ordinary income dividends, the following percentage qualifies for the corporate dividends received deduction.

	Dean Mid Cap	Dean Small Cap
	Value Fund	Value Fund
Dividends Received Deduction	100.00%	87.53%

TRUSTEES AND OFFICERS (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present

Current: Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2019 – present); Director, Advisors Charitable Gift Fund (2020 - present), a Donor Advised Fund.

Previous: EVP, Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – 2020); Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product (2003 – 2019); EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans.

Daniel J. Condon (1950) Chairman of the Audit Committee; Chairman of the Governance & Nominating Committee; Independent Trustee, December 2002 to present

Current: Retired (2017 - present)

Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company (2016); Chief Executive Officer of Standard Steel LLC (2011 - 2015); Director of Standard Steel Holdings Co., which owns Standard Steel LLC (2011 - 2016); Director of International Crankshaft Inc. (2004 - 2016).

TRUSTEES AND OFFICERS (Unaudited) – (continued)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Chairman of the Pricing & Liquidity Committee; Independent Trustee, December 2002 to present	Current: President and founder of Hippenstiel Investment Counsel LLC (“Hippenstiel”) since 2008. Hippenstiel was registered as an investment adviser from 2008 to December 31, 2019.
Stephen A. Little (1946) Independent Trustee, December 2002 to present; Chairman, December 2004 to December 2016	Current: President and founder of The Rose, Inc., a registered investment adviser, since 1993.
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2020 – present).

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this report, the Trust consists of 25 series.

TRUSTEES AND OFFICERS (Unaudited) – (continued)

The following table provides information regarding the Interested Trustee and the Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to present; Interested Trustee, August 2020 to present	Current: Senior Vice President Client Strategies of Ultimus Fund Solutions, LLC, since 2013.
Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present	Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC, since 2015.
Martin R. Dean (1963) Vice President, November 2020 to present; Chief Compliance Officer, April 2021 to present; Assistant Chief Compliance Officer, January 2016 to April 2021	Current: Senior Vice President, Head of Fund Compliance of Ultimus Fund Solutions, LLC, since 2016.
Elisabeth Dahl (1962) Secretary, May 2017 to present; Assistant Secretary, March 2016 to May 2017	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016.
Stephen Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, since 2011.
Lynn E. Wood (1946) Assistant Chief Compliance Officer, April 2021 to present; Chief Compliance Officer, October 2004 to April 2021	Current: Managing Member, Buttonwood Compliance Partners, LLC, since 2013.

*	The address for each Officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

MANAGEMENT AGREEMENT RENEWALS (Unaudited)

The Dean Mid Cap Value Fund (the “Mid Cap Fund”) and the Dean Small Cap Value Fund (the “Small Cap Fund”) (together the “Funds” and each, a “Fund”) are series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board”) oversees the management of the Funds and, as required by law, has considered the approval of the continuance of the Funds’ management agreements with their investment adviser, Dean Investment Associates, LLC (“DIA”) and the sub-advisory agreement between DIA and Dean Capital Management, LLC (“DCM”).

The Board requested and evaluated all information that the Trustees deemed reasonably necessary under the circumstances in connection with the approval of the continuance of the management agreements and the sub-advisory agreement.

The Trustees held a teleconference on November 11, 2020 to review and discuss materials compiled by Ultimus Fund Solutions, LLC, the Trust’s administrator, with regard to the management agreements between the Trust and DIA, and the sub-advisory agreement between DIA and DCM. At the Trustees’ quarterly meeting held in November 2020, the Board interviewed certain executives of DIA, including DIA’s Chief Compliance Officer and its President. The Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust, DIA or DCM (the “Independent Trustees”), approved the continuance of the management agreements between the Trust and DIA, and the sub-advisory agreement between DIA and DCM, for an additional year. The Trustees’ approval of the continuance of the Fund’s management agreements was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)	The Nature, Extent, and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that DIA and DCM provide to the Funds, which include, but are not limited to, providing a continuous investment program for the Funds, adhering to the Funds’ investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Funds. The Trustees considered the qualifications and experience of DCM’s portfolio managers who are responsible for the day-to-day management of the Funds’ portfolios, as well as the qualifications and experience of the other individuals at DIA and DCM who provide services to the Funds. The Trustees also reviewed the services provided by DIA in its oversight of DCM, noting that the two investment advisers are affiliated. The Trustees considered that the work of DIA is not duplicative of DCM and that each is responsible for a significant amount of work on behalf of the Funds. The Trustees

MANAGEMENT AGREEMENT RENEWALS (Unaudited) – (continued)

concluded that they continue to be impressed with the nature, extent, and quality of investment management services provided by each of DIA and DCM to the Funds.

(ii)	Fund Performance. The Trustees next reviewed and discussed the Funds’ performance for periods ended September 30, 2020. The Trustees observed that the Small Cap Fund had underperformed its primary benchmark, the Russell 2000 Value Index over the year-to-date, one-, three-, five-, ten- and fifteen-year periods, underperforming by the least over the fifteen-year period. The Trustees noted that the Small Cap Fund had underperformed its Morningstar Small-Cap Value category over each period except the ten-year period, in which it slightly outperformed the category. The Trustees considered DIA and DCM’s commitment to style purity and their explanation that, although the small cap value market has been the poorest performing market segment over the past ten years, they continue to see opportunities. The Trustees observed that the Mid Cap Fund had underperformed its primary benchmark, the Russell Midcap Value Index, over the year-to-date, one-, three-, five-, ten- and fifteen-year periods. The Trustees noted that the Mid Cap Fund underperformed its Morningstar Mid-Cap Value category, over the year-to-date, one- and fifteen-year periods but that it outperformed the category over the three-, five- and ten-year periods. The Trustees noted that the Mid Cap Fund changed its investment strategy from Large Cap Value to Mid Cap Value on March 11, 2011 and thus is approaching the ten-year anniversary of that change. The Trustees also noted that the Funds performed comparably to DIA’s separately managed accounts that have similar investment strategies, considering differences in fees and methods of calculating performance. The Trustees considered the Funds’ performance to be satisfactory.

(iii)	Fee Rate and Profitability. The Trustees reviewed fee and expense comparisons for funds with similar strategies and funds in the respective Morningstar category, all of similar size to the respective Funds. The comparisons indicated that the Small Cap Fund’s gross management fee and net expense ratio are slightly higher than the averages for the groups of funds in the comparison. The comparisons indicated that the Mid Cap Fund’s gross management fee and net expense ratio are also slightly higher than the averages for the groups of funds in the comparison. The Trustees considered that both Funds have net assets that are on the low side of the comparison groups. The Trustees discussed and considered both the management fee and the sub-advisory fee and noted that that the management fee for both Funds is lower than the highest management fee in a sliding fee scale for DIA’s separately managed accounts.

MANAGEMENT AGREEMENT RENEWALS (Unaudited) – (continued)

The Trustees also considered profitability analyses prepared by DIA and DCM for their management of each Fund, which indicated that, before the deduction of marketing expenses, DIA is earning a profit as a result of managing the Small Cap Fund but is not earning a profit as a result of managing the Mid Cap Fund. The analyses indicated that after deduction of marketing expenses DIA is not earning a profit as a result of managing either Fund. The Trustees considered that DCM is earning a profit both before and after deduction of marketing expenses as a result of managing the Small Cap Fund and that DCM is earning a profit before deduction of marketing expenses as a result of managing the Mid Cap Fund, but is not earning a profit after deduction of marketing expenses for the Mid Cap Fund. The Trustees determined that the profits for DIA and DCM were not excessive, based in part on their review of expense comparisons in the Broadridge 15(c) report prepared for the Board.

The Trustees also considered other potential benefits that DIA or DCM may receive in connection with its management of the Funds, including third-party research obtained by soft dollars, which may be used to benefit the Funds along with DIA’s and DCM’s other advisory clients. After considering the above information, the Trustees concluded that the current management fee and sub-advisory fee for each Fund represent reasonable compensation in light of the nature and quality of DIA’s and DCM’s respective services to the Fund, the fees paid by competitive mutual funds, and the profitability of DIA’s and DCM’s services to the Fund.

(iv)	Economies of Scale. In determining the reasonableness of the management fee and sub-advisory fee for each Fund, the Trustees also considered the extent to which DIA and DCM will realize economies of scale as such Fund grows larger. The Trustees determined that, in light of the size of the Funds and DIA’s and DCM’s levels of profitability in managing the Funds, it does not appear that DIA or DCM is realizing benefits from economies of scale in managing the Funds to such an extent that breakpoints should be implemented at this time.

PRIVACY NOTICE

Rev. March 2021

FACTS	WHAT DO DEAN FUNDS (THE “FUNDS”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●    Social Security number

●    account balances and account transactions

●    transaction or loss history and purchase history

●    checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (888) 899-8343

Who we are
Who is providing this notice?	Dean Funds Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How do the Funds collect my personal information?

We collect your personal information, for example, when you

●    open an account or deposit money

●    buy securities from us or sell securities to us

●    make deposits or withdrawals from your account or provide account information

●    give us your account information

●    make a wire transfer

●    tell us who receives the money

●    tell us where to send the money

●    show your government-issued ID

●    show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes — information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●    Dean Investment Associates, LLC, the investment adviser to the Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Funds do not share your personal information with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Funds don’t jointly market.

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OTHER INFORMATION (Unaudited)

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request. You may call toll-free at (888) 899-8343 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Funds at (888) 899-8343 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES
Kenneth G.Y. Grant, Chairman
David R. Carson
Daniel J. Condon
Gary E. Hippenstiel
Stephen A. Little
Ronald C. Tritschler

OFFICERS
David R. Carson, President
Martin R. Dean, Vice President / Chief
    Compliance Officer
Zachary P. Richmond,
Treasurer and Chief Financial Officer
Lynn E. Wood, Assistant Chief
    Compliance Officer

INVESTMENT ADVISER
Dean Investment Associates LLC
3500 Pentagon Blvd., Suite 200
Beavercreek, Ohio. 45431

DISTRIBUTOR
Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
151 N Franklin Street, Suite 575
Chicago, IL 60606

LEGAL COUNSEL
Thompson Hine LLP
312 Walnut Street, 20th Floor
Cincinnati, OH 45202

CUSTODIAN
Huntington National Bank
41 South High Street
Columbus, OH 43215

ADMINISTRATOR, TRANSFER
AGENT AND FUND ACCOUNTANT
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

Dean-AR-21

(b)	Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)       The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The Dean Funds: FY 2021 $26,600

FY 2020 $26,600

The Absolute Core Strategy ETF  FY 2021 $14,300

     FY 2020 $14,300

(b)	Audit-Related Fees

The Dean Funds: FY 2021 $0

FY 2020 $0

The Absolute Core Strategy ETF FY 2021 $0

               FY 2020 $0

(c)	Tax Fees

The Dean Funds: FY 2021 $6,600

FY 2020 $6,600

The Absolute Core Strategy ETF FY 2021 $3,300

               FY 2020 $3,300

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

The Dean Funds: FY 2021 $0

FY 2020 $0

The Absolute Core Strategy ETF FY 2021 $0

               FY 2020 $0

(e)	(1) Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2) Percentages of Services Approved by the Audit Committee

Audit-Related Fees:         0%

Tax Fees:                       0%

All Other Fees:               0%

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

                                                           Registrant                       Adviser

The Dean Funds:

FY 2021                                      $ 0                                 $ 0

           FY 2020                                      $ 0                                  $ 0

The Absolute Core Strategy ETF

FY 2021                                      $ 0                                 $ 0

FY 2020                                      $ 0                                  $ 0

(h)        Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)       Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a) (1) Code is filed herewith

(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(3)       Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Unified Series Trust

By /s/ David R. Carson

David R. Carson, President

Date 5/27/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ David R. Carson

David R. Carson, President

Date 5/27/2021

By /s/ Zachary P. Richmond

Zachary P. Richmond, Treasurer

Date 5/27/2021